China Public Security Technology, Inc.

(OTCBB: CPBY)

FOURTH QUARTER AND FULL YEAR 2007 RESULTS

Mr. Jiang Huai Lin, CEO
Mr. Robin Huang, COO
Mr. Michael Lin, VP Investor Relations

April 1, 2008

Introduction and Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Public Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Public Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Public Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Public Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Public Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Public Security Technology, Inc. does not assume a duty to update these forward-looking statements.

Opening Remarks

Mr. Jiang Huai Lin
Chief Executive Officer

Overview of Q407 and Year 2007

Mr. Michael Lin
VP, Investor Relations

- **Acquisition Strategy (1 + 1 = 3)**
  - Acquisitions should enable:
    - ***Geographic expansion***
    - Enhancement of ***technological capabilities*** or ***competitive advantages***
    - Provide additional ***up-sell revenue*** opportunities
    - Serve to ***fulfill planned expansion into high growth civil-use*** GIS market
  - Examples:
    - ***Information Security Development Technology (Shenzhen) Co., Ltd.***
    - ***Bocom Multimedia Display Technology Co., Ltd.***
    - ***Wuda Geoinformatics Co., Ltd.***

Information Security Development Technology Ltd.

- **ISDT, Ltd. – Certification Authority (CA) Application**
  - Exclusive Certification Authority provider in Shenzhen to government entities; ***issues digital certificates*** to identify users to ensure secure transactions
  - Enables turnkey solutions and ***upgrade opportunity for existing CPST customers***
  - Will apply its technology with our government related projects





Bocom Multimedia Display Technology Co., Ltd.

- **Shenzhen Bocom Multimedia Display Technology Co., Ltd.**
  - Provides ***advanced, large screen multimedia display*** technology
  - ***Missing element in PGIS - enables turnkey solutions***, faster system response time for PGIS business
  - Similar client base, ***nationwide distribution - accelerates market expansion*** outside of Guangdong
  - ***Only end-to-end solutions provider***





Wuda Geoinformatics Co., Ltd.

- **Wuda Geoinformatics Co., Ltd.**
  - Leading provider of ***GIS software*** and integrated solutions in China
  - Established customer base enables ***immediate access to civil-use*** GIS market
  - ***Backed by Wuhan University, top university*** in Asia for GIS studies
  - Only company in China with both ***Level A Certificate of Surveying & Mapping*** and ***Computer System Integration Level One Qualification***
  - Access to numerous permits, direct access to and ***ownership of mapping data, eliminates third party***
    - Could ***substitute middleware, with*** proprietary ***GeoStar***
    - Lowers project and construction costs, ***more competitive pricing of products and services***
    - ***Licensing and recurring revenue opportunities*** to domestic and international GPS systems providers




二维矢量
三维模型
影像数据
元数据
多媒体数据
.Portal
Any Device Access

New Corporate Name

CIST

中國信息安全技術有限公司

China Information Security Technology, Inc.

中 | 信 | 安

China Information Security Technology, Inc.

Previous Names		New Names
China Public Security Technology, Inc.	→	China Information Security Technology, Inc.
Public Security Technology (PRC) Co., Ltd	→	Information Security Technology (China) Co., Ltd
Shenzhen iASPEC Software Engineering Co., Ltd	→	iASPEC Software Co., Ltd

- **Name change intended to achieve greater brand recognition as national competitor**
  - Reflects ***national scope of operations*** in China vs. roots as regional player in Guangdong
  - Planned ***expansion into Civil-use*** GIS market

New Product Segmentation

- **Public Security Information Technology**
  - First Responder Coordination Platform
  - Intelligent Border Systems
  - Residence Card Information Management System
- **Geographic Information Systems**
  - Police-Use GIS
  - Civil-Use GIS (Wuda Geoinformatics)
- **Product Sales and Services**
  - Includes advanced, large screen displays from Bocom Multimedia
  - ISDT Certificate Authority & Services

Growth Strategy

- Growth Strategy
  - ***Expand geographic footprint*** to cover all major China markets
  - ***Strengthen R&D*** capability to enhance and expand core products and further penetrate customer base
  - Continue to ***dominate rapidly growing public security technology*** market and ***expand beyond Guangdong***
  - Pursue ***strategic acquisitions*** to support strong internal growth
  - ***Leverage PGIS strength and recent acquisitions*** to target planned expansion ***into Civil-use GIS***

Financial Review

Summary Income Statement

Summary Income Statement*	Year Ended December 31		
($ in thousands)	2007	2006	2005
Revenues	$ 37,514	$ 13,312	$ 5,023
Gross Profit	18,242	8,624	2,730
Gross Margin	49%	65%	54%
Operating Income*	13,923	6,697	2,071
Operating Margin	37%	50%	41%
Net Income*	14,009	5,675	1,812

* Please refer to the Company's SEC fillings for a reconciliation of GAAP and Pro-Forma measures. Includes non-cash compensation expense of $677,891 for 2007.

Summary Balance Sheet

($ in thousands)	December 31 2007	December 31 2006
Cash and Cash Equivalents	19,755	172
Total Current Assets	53,989	2,159
Total Assets	88,854	2,209
Total Current Liabilities	4,787	564
Total Liabilities	4,787	564
Minority Interest (iASPEC)	10,061	---
Total Stockholder's Equity	74,006	1,645
Total Liabilities & Stockholder's Equity	88,854	2,209

* Source: Company SEC filings.

Financial Visibility

As of December 31, 2007*	
Backlog of uncompleted contracts	$ 10.5 M
Backlog of contracts newly signed, but not yet implemented	$ 8.6 M
Total Backlog of contracts	**$ 19.1 M**

* Source: Company SEC filings.

Outlook for 2008

Rapidly Growing Revenues



Revenues ($ in millions)
90
80
70
60
50
40
30
20
10
0
CAGR = 157.13%
$5.0
$11.8
$37.5
$85.0
2005
2006
2007*
2008
Projected**

* Non-GAAP revenues for 2007 are shown, which includes revenues from iASPEC

** Source: Management estimate based on pro-forma calculation.

Sustainable Profitability



Net Income ($ in millions)
30.0
20.0
10.0
0.0
CAGR = 146.62%
$1.8
$5.7
$14.1
$27.0
2005
2006
2007*
2008
Projected**

* Excludes non-cash compensation expense of $677,891 for 2007.

** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Rapidly Growing Earnings Per Share



Diluted EPS ($)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.21
0.35
0.56
2006
2007*
2008E**
2006 2007* 2008E**

* Excludes non-cash compensation expense of $0.02 per share for 2007.

** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Revenue Breakdown Forecast

2008 Revenue Breakdown Forecast


33%
46%
21%

■	Public Security Information Technology	46%
■	GIS	21%
■	Product Sales and Services	33%

Closing Remarks

Q & A Session

China Public Security Technology, Inc.

(OTCBB: CPBY)

Thank You

Reference Slide

Company Structure

- **CPBY.OB**
  China Public Security Technology, Inc.
  (Florida, U.S.A.)
  - China Public Security Holdings Limited
    (British Virgin Island)
    - **Public Security Technology (China) Company Limited**
      (Hong Kong)
    - **Fortune Fame International Investment Limited**
      (Hong Kong)
      - **Information Security Development Technology (Shenzhen) Company Ltd.**
        (Mainland China)
    - **Information Security Technology (China) Company, Ltd.**
      (Mainland China)
      - **iASPEC Software Company, Ltd.**
        (Management Services Agreement)
        - 57%
          Wuda Geoinformatics Co., Ltd.
          (Mainland China)
    - **Bocom Multimedia Display Company, Ltd.**
      (Hong Kong)
      - **Shenzhen Bocom Multimedia Display Technology Co., Ltd.**
        (Mainland China)